GOODWILL	12 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
GOODWILL
GOODWILL

In connection with the acquisition of the Seabee Gold Operation in 2016, we recognized goodwill of $49,786,000. In accordance with IAS 36 - Impairment of Assets, we performed the annual goodwill impairment test at December 31, 2019. For the purposes of the goodwill impairment test, the recoverable amount of the Seabee Gold Operation, which is considered to be the CGU, has been determined using a FVLCTD calculation.

A discounted cash flow model is used to determine the FVLCTD amount of the Seabee Gold Operation CGU. The projected cash flows are significantly affected by assumptions related to metal prices, production based on current estimates of recoverable Mineral Reserves and Mineral Resources, future operating costs and capital expenditures, the discount rate and CAD to USD foreign exchange rate. These inputs are based on our best estimates of what an independent market participant would consider appropriate. Projected cash flows under the discounted cash flow model are after-tax and discounted using an estimated weighted average cost of capital of a market participant adjusted for asset specific risks. Commodity prices and the foreign exchange rate used to project cash flows were based on observable market or publicly available data, including forward prices and analyst forecasts.

The discounted cash flow model uses a long-term gold price of $1,392 per ounce and a long-term foreign exchange rate of $1.29 CAD to USD $1.00. The model also uses a post-tax real discount rate adjusted for asset specific risks of 5.6%. At December 31, 2019, the calculated recoverable amount of the Seabee Gold Operation CGU exceeded the carrying value, and therefore no impairment charge has been recorded.